SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 26, 2003

Zomax Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-28426	41-1833089
(Commission File Number)	(I.R.S. Employer Identification Number)

5353 Nathan Lane
Plymouth, Minnesota 55442
(Address of Principal Executive Offices) (Zip Code)

763-553-9300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

On March 26, 2003, Zomax Incorporated issued a press release announcing revised fourth quarter and year-end earnings.  The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7.  Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

Exhibit 99. Press release dated March 26, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 26, 2003

ZOMAX INCORPORATED

By	/s/ John Gelp
John Gelp, Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
March 26, 2003	0-28426

ZOMAX INCORPORATED

EXHIBIT NO.	ITEM

99	Press Release dated March 26, 2003